UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  September 26, 2014

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 26, 2014, the Company announced a change of trading symbol for shares of its Class B common units to “SPP” (from “CEP”), which will become effective on the NYSE MKT market on October 6, 2014.  The Company is also changing its name as of October 3, 2014, as follows:

Old Name:	New Name:
Constellation Energy Partners LLC	Sanchez Production Partners LLC

On September 26, 2014, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the name change and ticker symbol change.  The information set forth in this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number		Description

99.1		Press Release dated September 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the management hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: September 29, 2014	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Treasurer

EXHIBIT INDEX

1

Exhibit Number	Description

99.1	Press Release September 26, 2014.